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                                                                    EXHIBIT 10.1

                         AMENDMENT AGREEMENT NUMBER FOUR
                         TO LOAN AND SECURITY AGREEMENT


       THIS AMENDMENT AGREEMENT NUMBER FOUR TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of September 29,2000 is entered into between U.S. BANK NATIONAL ASSOCIATION, FORMERLY KNOWN AS SANTA MONICA BANK ("Bank"), on the one hand, and INTERVISUAL BOOKS, INC., a California corporation ("IBI"), and FAST FORWARD MARKETING, INC., a California corporation formerly known as FFM ACQUISITION CORP. ("FFM"), on the other hand, and amends that certain Loan and Security Agreement, dated as of May 12, 1999, between Bank and Borrower, as amended by that certain Amendment Agreement Number One to Loan and Security Agreement, dated as of September 30, 1999, and as further amended by that certain Amendment Agreement Number Two to Loan and Security Agreement, dated as of November 17, 1999, and as further amended by that certain Amendment Agreement Number Three to Loan and Security Agreement, dated as of May 1, 2000 (collectively, the "Agreement"). IBI and FFM are sometimes individually and collectively referred to as "Borrower." All terms which are defined in the Agreement shall have the same definition when used herein unless a different definition is ascribed to such term under this Amendment, in which case, the definition contained herein shall govern. This Amendment is entered into in light of the following facts:

                                    RECITALS

       WHEREAS, Borrower has requested that Bank amend certain Financial Covenants of the Agreement;

       WHEREAS, Bank has agreed to honor Borrower's request to amend those certain Financial Covenants as set forth in this Amendment.

       NOW, THEREFORE, the parties agree as follows:

       1. The Agreement shall be amended by deleting Section 7.10 and replacing it with a new Section 7.10 as follows:

                     7.10 Financial Covenants. Borrower shall be in compliance
              with the following financial covenants which shall be measured on a quarterly basis:



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                      A.     A Debt to Tangible Effective Net Worth
                      Ratio of not more than the following:

                      Time Period                         Maximum Ratio
                      -----------                         -------------
                      As of March 31, 2000                1.80 to 1.0
                      As of June 30, 2000                 1.85 to 1.0
                      As of September 30, 2000            2.50 to 1.0
                      As of December 31, 2000             1.80 to 1.0
                      As of March 31, 2001                1.80 to 1.0

                      B.     Working Capital of not less than the
                      following:

                      Time Period                         Minimum Amount
                      -----------                         --------------
                      As of March 31, 2000                $400,000
                      As of June 30, 2000                 <$200,000>
                      As of September 30, 2000            <$690,000>
                      As of  December 31, 2000            $900,000
                      As of March 31, 2001                $500,000

                      C.     Tangible Net Worth of not less than the
                      following:

                      Time Period                         Minimum Amount
                      -----------                         --------------
                      As of March 31, 2000                $4,500,000
                      As of June 30, 2000                 $4,200,000
                      As of September 30, 2000            $4,100,000
                      As of December 31, 2000             $5,000,000
                      As of March 31, 2001                $4,500,000

       2. This Amendment shall be deemed effective as of the date first hereinabove written. Except as specifically amended herein, the Agreement shall remain in full force and effect without any other changes, amendments or modifications.



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       IN WITNESS WHEREOF, Bank and Borrower have executed this Amendment.


                                    INTERVISUAL BOOKS, INC.,
                                    a California corporation


                                    By  /s/ Dan P. Reavis
                                      ------------------------------------------
                                    Title: Executive Vice President
                                          --------------------------------------


                                    FAST FORWARD MARKETING, INC.,
                                    a California corporation


                                    By /s/ Dan P. Reavis
                                      ------------------------------------------
                                    Title: President
                                          --------------------------------------


                                    U.S. BANK NATIONAL ASSOCIATION


                                    By /s/ Joel Everitt
                                      ------------------------------------------
                                    Title: Vice President
                                          --------------------------------------



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                          ACKNOWLEDGMENT BY GUARANTORS


       The undersigned acknowledge that Borrower and Bank are currently entering into that certain Amendment Agreement Number Four to Loan and Security Agreement (the "Amendment"). The undersigned hereby consent to the terms of the Amendment and agree and acknowledge that their respective Continuing Guaranties, dated as of May 12, 1999, executed by the undersigned in favor of Bank (collectively, the "Guaranties"), are currently in full force and effect and that they shall continue to guaranty the Obligations of Borrower owing to Bank in accordance with the terms of the Guaranties.


                                        /s/ Waldo H. Hunt
                                        ----------------------------------------
                                        Waldo H. Hunt, an individual


                                        /s/ Waldo H. Hunt
                                        ----------------------------------------
                                        Waldo H. Hunt, an individual, as trustee
                                        of the Hunt Family Trust



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